UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2018

ARISTA FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-169802	27-1497347
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

51 JFK Parkway, First Floor West

Short Hills, New Jersey 07078

 (Address of principal executive offices)

(973) 218-2428

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange

Act.      ☐

ITEM 5.03	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

As previously indicated in our Current Report filed on January 24, 2018, our board approved an amendment to our Articles of Incorporation to change our name from Praco Corporation to "Arista Financial Corp.", effective January 18, 2018.  We filed a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State reflecting the above action and notified the Financial Industry Regulatory Authority ("FINRA"). On February 8, 2018, FINRA notified us that it had approved the name change and announced on their daily list for that day that our new ticker symbol will be “ARST,” effective February 9, 2018.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2018	ARISTA FINANCIAL CORP.

	By:	/s/ Paul Patrizio
Paul Patrizio Chief Executive Officer

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